                       FARM BUREAU LIFE INSURANCE COMPANY
                                  CAREER AGENT
                      LIFE AND ANNUITY COMMISSION SCHEDULE


                    PLAN                                                               NEW                     SERVICE FEE
                    ----                                                  -------------------------------      -----------
LIFE                                                                       # A          #B         #C
                                                                             -           -          -
*   Universal Life (minimum initial premium)                               50%         42.5%        35%            5%
*   Universal Life increases (minimum initial premium)                     50%         42.5%        35%            5%
    Universal Life increases (no payments)                                 30%         25.5%        21%
    Universal Life (premium received in excess of                           4%          4.0%         4%            4%
     minimum initial premium)
*   Variable Universal Life (minimum initial premium)                      50%         42.5%        35%            5%
*   Variable Universal Life increases (minimum initial premium)            50%         42.5%        35%            5%
    Variable Universal Life increases (no payments)                        30%         25.5%        21%
    Variable Universal Life                                                 4%          4.0%         4%            4%
     (premium received in excess of minimum initial premium)
*   Traditional Life                                                       50%         42.5%        35%            5%
*   Traditional Last Survivor Life                                         50%         42.5%        35%            5%
*   15-Pay Traditional Life                                                50%         42.5%        35%            5%
    Term Life                                                              30%         25.5%        21%            5%


*GRADED    COMMISSION SCHEDULE - AGES 71-80, LAST SURVIVOR PRODUCTS USE JOINT EQUAL AGE (VUL IS ALSO INCLUSIVE OF LSVUL)
    AGE              COMMISSION RATE
    ---              ---------------
Through age 70             50%                                             50%         42.5%        35%            5%
   71 - 75                 40%                                             40%         34.0%        28%            5%
   76 - 80 **              30%                                             30%         25.5%        21%            5%
**LSVUL ONLY  - MAXIMUM ISSUE AGE = 85


SIMPLIFIED ISSUE TRADITIONAL LIFE
All first year commissions will be recovered if the client dies or the policy lapses within the first 12 months of the policy.
    ISSUE AGE
    ---------
                      40-65                                                45.0%       38.25%       31.50%         5%
                      66-70                                                30.0%       25.50%       21.00%         5%
                      71-75                                                22.5%       19.13%       15.75%         5%
                      76-80                                                15.0%       12.75%       10.50%         5%

#A = FIRST YEAR COMMISSION EARNED WHEN NET ANNUALIZED PRODUCTION CREDIT IS $12,000 OR GREATER
#B = FIRST YEAR COMMISSION EARNED WHEN NET ANNUALIZED PRODUCTION CREDIT IS LESS THAN $12,000 AND PERSISTENCY IS 85% OR GREATER
#C = FIRST YEAR COMMISSION EARNED WHEN NET ANNUALIZED PRODUCTION CREDIT IS LESS THAN $12,000 AND PERSISTENCY IS LESS THAN 85%
ALL AGENTS UTILITIZE COLUMN A FOR THE FIRST 12 MONTHS UNDER CONTRACT.


ANNUITY

Single Premium Deferred Annuity, Single Premium Immediate Annuity, Flexible Premium Deferred Annuity - Policy Years 1-10 Flexible
Premium Deferred Variable Annuity Policy - Years 1-6

                      ISSUE AGE
                      ---------
                      0 - 75                                               4%                                      4%
                      76 - 80                                              3%                                      3%
                      81 - 90                                              2%                                      2%
                      91 +                                                 0%                                      0%
1% COMMISSION WILL BE PAID ON FLEXIBLE PREMIUM DEFERRED ANNUITIES IN FORCE OVER TEN YEARS, THROUGH INSURING AGE 90. SERVICE FEES DO
NOT APPLY TO SINGLE PREMIUM DEFERRED ANNUITIES AND SINGLE PREMIUM IMMEDIATE ANNUITIES. 1% COMMISSION WILL BE PAID ON FLEXIBLE
PREMIUM DEFERRED VARIABLE ANNUITIES IN FORCE OVER SIX YEARS, THROUGH INSURING AGE 90.


SETTLEMENT OPTIONS

Commission will be paid on annuitization of Annuity or Life Policy in force for a minimum of two years. Fixed period certain minimum 5 years required to receive commission. (Interest only option does not qualify)

                      ISSUE AGE
                      ---------
                      0 - 75                                               4%                                      4%
                      76 - 80                                              3%                                      3%
                      81 - 90                                              2%                                      2%
                      91 +                                                 0%                                      0%

                       FARM BUREAU LIFE INSURANCE COMPANY
                                  CAREER AGENT
                   LIFE AND ANNUITY PRODUCTION CREDIT SCHEDULE

                          PLAN                                                       PRODUCTION CREDIT*
                          ----                                                       ------------------
LIFE
Universal Life (minimum initial premium)                                             $1 prem. = $1 credit
Universal Life increases (minimum initial premium)                                   $1 prem. = $1 credit
Universal Life increases (no payments)                                               $1 prem. = $1 credit
Universal Life (premium received in                                                  $1 prem. = $.04 credit
excess of minimum initial  premium)

Variable Universal Life                                                              $1 prem. = $1 credit
(minimum initial  premium)
Variable Universal Life increases                                                    $1 prem. = $1 credit
(minimum initial premium)
Variable Universal Life increases                                                    $1 prem. = $1 credit
(no payments)
Variable Universal Life                                                              $1 prem. = $.04 credit
(premium received in excess of minimum initial premium)

Traditional Life                                                                     $1 prem. = $1 credit
Traditional Last Survivor Life                                                       $1 prem. = $1 credit
15-Pay Traditional Life                                                              $1 prem. = $1 credit
Term Life                                                                            $1 prem. = $1 credit
Simplified Issue Traditional Life                                                    $1 prem. = $1 credit

Supplemental coverages                                                               Same as base policy


ANNUITY
**Single Premium Deferred Annuity                                                    $1 prem. = $.04 credit
**Single Premium Immediate Annuity                                                   $1 prem. = $.04 credit
**Flexible Premium Deferred Annuity                                                  $1 prem. = $.04 credit
**Variable Annuity (Flexible Premium Deferred Variable Annuity)                      $1 prem. = $.04 credit
**Annuitization of Commissionable In Force Annuity or Life Policy                    $1 prem. = $.04 credit

*PRODUCTION CREDIT APPLICABLE TO FIRST-YEAR PREMIUM, ONLY.
**PRODUCTION CREDIT APPLICABLE TO COMMISSIONABLE PRODUCTS ONLY

                       FARM BUREAU LIFE INSURANCE COMPANY

                          DEVELOPMENTAL BONUS SCHEDULE

                       SUPPLEMENT TO CAREER AGENT CONTRACT


During your first twenty-four months as a Career Agent of Farm Bureau Life Insurance Company you may earn a Developmental Bonus according to the following:

                      DEVELOPMENTAL BONUS PAYMENT CRITERIA

PROGRAM MONTHS 1-2
Submit 4 Life/DI applications and receive a $1,000 Developmental Bonus.

PROGRAM MONTHS 3-24
To earn a Developmental Bonus for Program Months 3-24, you must first satisfy the Validation Criteria which are a part of the schedule for Program Months 3-24 shown below. The Validation Criteria for months 3-12 on the schedule represents the minimum CUMULATIVE net annualized Life & DI production credit and applications beginning with Program Month #1. The validation criteria for months 13-24 on the schedule represents your rolling 12 Life and DI net annualized production credit and applications. If only one validation criteria is met in a given program month, 50% of the bonus amount listed will be paid.

----------- ------------------------------- ------------              ------------ ----------------------------- ----------
                 Validation Criteria                                                   Validation Criteria
            -------------------------------                                        -----------------------------
            Cumulative                                                             Rolling 12
            Issued Life     Cumulative                                             Issued Life   Rolling 12
            and DI          Issued Life                                            and DI        Issued Life
Program     Production      and DI          Bonus                     Program      Production    and DI          Bonus
Month       Credit          Applications    Amount                    Month        Credit        Applications    Amount
----------- --------------- --------------- ------------              ------------ ------------- --------------- ----------
    3               1,500         6             1,000                    13             12,000        33              600
----------- --------------- --------------- ------------              ------------ ------------- --------------- ----------
    4               2,500         9             1,000                    14             12,000        33              600
----------- --------------- --------------- ------------              ------------ ------------- --------------- ----------
    5               3,600        12             1,000                    15             12,000        33              600
----------- --------------- --------------- ------------              ------------ ------------- --------------- ----------
    6               4,700        15             1,000                    16             12,000        33              500
----------- --------------- --------------- ------------              ------------ ------------- --------------- ----------
    7               5,800        18               800                    17             12,000        33              500
----------- --------------- --------------- ------------              ------------ ------------- --------------- ----------
    8               6,900        21               800                    18             12,000        33              500
----------- --------------- --------------- ------------              ------------ ------------- --------------- ----------
    9               8,100        24               800                    19             12,000        33              400
----------- --------------- --------------- ------------              ------------ ------------- --------------- ----------
   10               9,400        27               700                    20             12,000        33              400
----------- --------------- --------------- ------------              ------------ ------------- --------------- ----------
   11              10,700        30               700                    21             12,000        33              400
----------- --------------- --------------- ------------              ------------ ------------- --------------- ----------
   12              12,000        33               700                    22             12,000        33              300
----------- --------------- --------------- ------------              ------------ ------------- --------------- ----------
                                                                         23             12,000        33              300
                                                                      ------------ ------------- --------------- ----------
                                                                         24             12,000        33              300
                                                                      ------------ ------------- --------------- ----------


---------------------          ----------------------------------    ---------
   Date Signed                 Career Agent Signature                Agent #


---------------------          ----------------------------------
   Date Signed                 Agency Manager Signature


---------------------          ----------------------------------
   Date Signed                 Authorized Representative of
                               Farm Bureau Life Insurance Company

                       FARM BUREAU LIFE INSURANCE COMPANY
                                  CAREER AGENT
                 LIFE PRODUCTION AND PERSISTENCY BONUS SCHEDULE

A Production/Persistency Bonus equal to a percentage of new business commissions payable to Career Agent for the previous month will be paid each month to a Career Agent meeting the following requirements:

     1. Net Annualized Production Credit for the previous twelve (12) months meets or exceeds the minimum Net Annualized Production Credit listed in Table 1 below.

     2. Persistency of business produced during the previous thirty-six (36) months meets or exceeds the minimum Three-Year Persistency Average listed in Table II below.

(Net Annualized Production credit and a Three-Year Persistency Average shall be calculated each month for each Career Agent based on Company records and pursuant to the Company's rules and regulations.)

For purposes of the Production Bonus, new business commissions shall include all new business commissions listed on the Career Agent's Life and Annuity Commission Schedule, with the exception of commissions on all annuities and excess premium on UL and VUL. New business commissions on Disability Income (as denoted on the Career Agent's Miscellaneous Products Commission Schedule) are included in the production bonus calculation. During the first eleven months under contract, Career Agent's cumulative annualized production will be annualized up to $14,000.

For purposes of the Persistency Bonus, new business commissions shall include all new business commissions listed on the Career Agent's Life and Annuity Commission Schedule, with exception of commissions on all annuities and excess premium on UL and VUL. The amount of the bonus, if any, shall be calculated as follows:

     1. Based on Career Agent's Net Annualized Production Credit, determine Career Agent's Productivity Factor from Table I below.

     2. Based on Career Agent's Three-Year Persistency Average, determine Career Agent's Persistency Factor from Table II below.

     3. Multiply Career Agent's Productivity Factor by Career Agent's Persistency Factor to obtain the Bonus Rate.

     4. Multiply the new business commissions payable to Career Agent for the previous month by the Bonus Rate to obtain the Production/ Persistency Bonus payable.

                 *TABLE I                                                 **TABLE II
                                                THREE-YEAR                          THREE-YEAR
NET ANNUALIZED         PRODUCTIVITY             PERSISTENCY        PERSISTENCY      PERSISTENCY    PERSISTENCY
PRODUCTION CREDIT      FACTOR                   AVERAGE            FACTOR           AVERAGE        FACTOR
-----------------      ------                   -------            ------           -------        ------
    0 - $11,999          .00                    69% or less        .00
$12,000-$13,999          .10                    70%                .06              83%            0.84
$14,000-$16,999          .20                    71%                .12              84%            0.90
$17,000-$19,999          .25                    72%                .18              85%            0.96
$20,000-$23,999          .30                    73%                .24              86%            1.02
$24,000-$27,999          .35                    74%                .30              87%            1.08
$28,000-$31,999          .40                    75%                .36              88%            1.14
$32,000-$35,999          .45                    76%                .42              89%            1.20
$36,000-$39,999          .50                    77%                .48              90%            1.25
$40,000-$43,999          .55                    78%                .54              91%            1.30
$44,000-$47,999          .60                    79%                .60              92%            1.35
$48,000-$53,999          .65                    80%                .66              93%            1.40
$54,000-$59,999          .70                    81%                .72              94%            1.45
$60,000-$69,999          .75                    82%                .78              95%-100%       1.50
$70,000-or greater       .80


*  For the purpose of this calculation, annuity production is excluded.
** For the purpose of this calculation, disability income and annuities are excluded.

                                  CAREER AGENT
                   MISCELLANEOUS PRODUCTS COMMISSION SCHEDULE


                                 LONG TERM CARE
                                 --------------

                                                       SERVICE FEE
                 NEW                              YEAR 2-10     YEARS 11 +
                 ---                              ---------     ----------
                 35.0%                               7.0%         1.0%



--------------------------------------------------------------------------------



                                DISABILITY INCOME


                 NEW                                   SERVICE FEE
                 ---                                   -----------
                 50%                                         5%

                                  CAREER AGENT
                MISCELLANEOUS PRODUCTS PRODUCTION CREDIT SCHEDULE



            PLAN                                  PRODUCTION CREDIT *
            ----                                  -------------------

            Long Term Care                        $1.00 Prem = $1.00 Credit

            Disability Income                     $1.00 Prem = $1.00 Credit


*Production credit applicable to first year premium only